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                             SUBSCRIPTION AGREEMENT

                                  BY AND AMONG

                             UNIVERSAL TRAVEL GROUP

                                       AND

                       THE INVESTORS LISTED ON SCHEDULE 1

                           Dated as of February , 2008

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THE SECURITIES OFFERED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED
WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, NOR HAS SUCH COMMISSION OR ANY STATE SECURITIES BUREAU, COMMISSION OR OTHER REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ACCORDINGLY, YOU MAY NOT OFFER OR SELL THE OFFERED SECURITIES IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN RULE 902(K) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR EVIDENCE ACCEPTABLE TO US AND OUR COUNSEL, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THE OFFERED SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS SUBSCRIPTION AGREEMENT MAY NOT BE SHOWN OR GIVEN TO ANY PERSON OTHER THAN THE PERSON WHOSE NAME APPEARS ON SCHEDULE 1 AND MAY NOT BE PRINTED OR REPRODUCED IN ANY MANNER WHATSOEVER. FAILURE TO COMPLY WITH THIS DIRECTIVE CAN RESULT IN A VIOLATION OF THE SECURITIES ACT. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THIS SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS BY AN OFFEREE, IS UNAUTHORIZED. BY ACCEPTING THIS SUBSCRIPTION AGREEMENT, YOU EXPRESSLY AGREE TO COMPLY WITH THESE AND THE OTHER RESTRICTIONS CONTAINED HEREIN.

                                LIST OF EXHIBITS

SCHEDULE 1 - Closings and Allocations of Shares

SCHEDULE 2 - Use of Proceeds


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                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of February , 2008 by and among Universal Travel Group, a Nevada corporation (the "Company"), and the investors named on Schedule 1 attached hereto (each such investor is referred to herein as an "Investor" and collectively as the "Investors"). Certain terms used and not otherwise defined in the text of this Agreement are defined in Article 7 of this Agreement.

                              W I T N E S S E T H:

      WHEREAS, the Company desires to issue and to sell to the Investors, and the Investors desire to purchase from the Company, an aggregate of one million three hundred and one thousand four hundred eighty-one (1,301,481) shares of Common Stock at a per share purchase price of $2.70 for an aggregate purchase price of three million five hundred thirteen thousand nine hundred ninety-eight dollars and seventy cents ($3,513,998.70), all in accordance with the terms and provisions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I
                           AUTHORIZATION OF SECURITIES

      1.1 Authorization of Securities. Prior to the Initial Closing Date, the Company's Board of Directors shall have taken all action necessary to authorize the issuance and sale of one million three hundred and one thousand four hundred eighty-one (1,301,481) shares of its Common Stock (the "Securities") to the Investors.

                                   ARTICLE II
                       SALE AND PURCHASE OF THE SECURITIES

      Subject to the terms and conditions set forth in this Agreement, each Investor hereby subscribes for and agrees to acquire from the Company at each Closing, and the Company hereby agrees that it shall issue to each Investor at each Closing, free and clear of any Encumbrances, the number of shares of Common Stock set forth opposite such Investor's name on Schedule 1 hereto against payment of the purchase price (the "Purchase Price") set forth on Schedule 1 hereto. Each Investor acknowledges that the Securities acquired hereunder are subject to restrictions on transfer under both the federal securities laws of the U.S. and applicable state securities laws in the U.S. The Purchase Price due at each Closing (as defined below) shall be paid by check payable to "Eaton & Van Winkle, LLP" or by wire transfer to:

                                 Citibank, N.A.
                               New York, NY 10103
                      Account Name: Eaton & Van Winkle LLP
                              Attorney IOLA Account
                                 ABA # XXXXXXXXX
                               Account # XXXXXXXX


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                                  ARTICLE III
                                     CLOSING

      3.1 Closings. The purchase of the Securities by the Investors shall take place at three closings (each a "Closing," collectively the "Closings"). Each Closing shall be held at the main corporate office of the Company, Shennan Middle Rd., Hualian Center, Room 405, in Shenzhen City, PR China, or at such other location or by such other means as the parties hereto may agree. The first Closing, at which the Investors shall purchase an aggregate of 222,222 shares at an aggregate purchase price of five hundred ninety-nine thousand nine hundred ninety nine dollars and forty cents ($599,999.40) shall occur on the date hereof or at such other time and place as the parties hereto may agree. The second Closing, at which the Investors shall purchase an aggregate of 518,519 shares at an aggregate purchase price of one million four hundred thousand one dollars and thirty cents ($1,400,000.30) shall occur no later than February 28, 2008. The third Closing, at which the Investors shall purchase an aggregate of 560,740 shares at an aggregate purchase price of one million five hundred thirteen thousand nine hundred ninety-eight dollars and no ($1,513,998.00) shall occur no later then ten (10) days after the Company has filed its annual report on Form
10. In the event that any of such dates is not a Business Day, the Closing to be held on such date shall be held on the first Business Day following such date.

      If any Investor shall default in its obligation to purchase Securities at any Closing, the Company shall be under no obligation to sell to such Investor Securities that would otherwise be delivered at a subsequent Closing.

      3.2 Deliveries by the Company.

            (a) At each Closing, the Company shall deliver to each Investor one or more certificates evidencing the number of Securities to be purchased by such Investor at the Closing, each of which shall be registered in such Investor's name or its designee, against delivery to the Company of the Purchase Price payable by wire transfer of immediately available fund, or such other form of funds as the Company may chose to accept, to an account that the Company designated in writing to the Investor prior to the Closing Date.

      3.3 Deliveries by the Investor. At each Closing, each Investor shall deliver to the Company:

            (a) Such other documents as are required to be delivered by the Investor to the Company or that are, in the opinion of legal counsel to the Company, necessary or advisable for the completion of the transaction.

      3.4 Other Deliveries. At each Closing, the Company and the Investors will deliver such duly executed documents as are necessary or appropriate in connection with the transaction contemplated hereby.


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                                   ARTICLE IV
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

      Each Investor acknowledges that this Agreement is made with the Investor in reliance upon Investor's representation to the Company. Each Investor, severally as to itself and not jointly, represents and warrants to and agrees with the Company as follows:

      4.1 Regulation S Representations and Warranties.

      (a) US Person. Investor represents that it is not an "U.S. Person" as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, that the Investor resides outside of the United States, and that the Investor is not acquiring the Securities for the benefit of a U.S. Person. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

      (b) Dealer; Distributor. Investor represents that it is not a distributor or dealer as such term is defined in Section 2(a)(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in connection with the Securities. Neither the Investor nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Investor and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act. The undersigned will not, during the period commencing on the date of issuance of the Securities and ending on the date of expiration of the date of such period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

      (c) Resale Limitations. Investor understands that the Securities have not been, and will not upon issuance be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and further understands that the Securities are "restricted securities" as such term is defined in Rule 144 promulgated under the Act and may be resold without registration under the Act and the applicable rules and regulations under the Act, only in very limited circumstances. In this connection, Investor represents that it is familiar with the terms and provisions of Regulation S (including Rule 903 and Rule 904 promulgated under the Securities Act) and Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Investor further agrees that all offers and sales of the Securities prior to the expiration of the one year distribution compliance period shall be made in accordance with the terms and provisions of the Securities Act including without limitation Rules 144, 903 and 904 promulgated under the Securities Act, pursuant to a registration of the Securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.


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

      (d) Hedging Transactions. Investor agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period.

      (e) Restrictive Legends. Investor further understands that the certificates evidencing the Securities shall bear one or more of the following legends:

            "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Act unless an opinion of counsel to the Company is delivered to the effect that such registration is not required or that the securities are being sold pursuant to Rule 144 of the Act and therefore this legend should be removed."

            "Transfer of these securities is prohibited except in accordance with the provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"), pursuant to registration under the Act, or pursuant to an available exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act."

            - Any legend required by the securities laws of any applicable jurisdictions.

      (f) Acquisition for Own Account. Investor hereby confirms that the Securities will be acquired for investment for Investor's own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, not for the benefit or the account of a U.S. Person, and that Investor does not have any present intention of selling, granting any participation in or otherwise distributing any such Securities. Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, encumber, pledge, hypothecate or grant participations to such person or to any third person, with respect to any of the Securities.

      (g) No Public Review/ No Soliciting Materials. Investor understands that no federal or state agency has recommended or endorsed the purchase of the Securities or passed on the adequacy or accuracy of the information set forth in this Agreement. Investor acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Securities.


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

      4.2 General Representations and Warranties.

      (a) Organization. If Investor is an entity, Investor is validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

      (b) Validity. The execution, delivery and performance of this Agreement, and the other documents and instruments referred to herein, in each case to which Investor is a party, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Investor. This Agreement and each other Transaction Document have been duly and validly executed and delivered by Investor and assuming their due authorization, execution and delivery by the Company constitute a valid and binding obligation of Investor, enforceable against it in accordance with the terms of each Transaction Document, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally.

      (c) Disclosure of Information. Investor acknowledges that it has received or has had the opportunity to review all the information it considers necessary or appropriate for deciding whether to purchase the Securities, including without limitation copies of filings made by the Company prior to the date hereof with the United States Securities and Exchange Commission. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. Investor further acknowledges that it has been advised to carefully review the Company's filings with the U.S. Securities and Exchange Commission.

      (d) Investment Experience. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Securities. If the Investor is an entity, Investor represents that it has not been organized for the purpose of acquiring the Securities.

      (e) Acknowledgment of Risk. Investor understands the risks involved in investing in the Company and represents that it can bear the full loss of its investment in the Company.

      (f) Tax Consequences. Investor is aware that there can be no assurance regarding the federal, state or local tax consequences of an investment in the Company, nor can there be any assurance that the Code or the regulations promulgated thereunder or other applicable laws and regulations will not be amended at some future time in such manner as to deprive the Company and its stockholders of any tax benefits that might be received. In making this investment, Investor is relying upon the advice of its personal tax advisor with respect to the tax aspects of an investment in the Company and not on the Company or any agent thereof.


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

      (g) Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of Investor who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement.

                                   ARTICLE V
            REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE COMPANY

      The Company represents and warrants to and agrees with each Investor as follows:

      5.1 Limitation. The Company makes no representations or warranties other than the representations and warranties contained in this Agreement.

      5.2 Due Issuance and Authorization of Capital Stock. All of the outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable. No shares of capital stock of the Company are subject to any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow equity or other encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing (collectively, "Encumbrances") and the sale and delivery of the Securities to the Investor pursuant to the terms hereof will vest in the Investor legal and valid title to such Securities free and clear of all Encumbrances.

      5.3 Organization. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada.

      5.4 Authorization; Enforcement. The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Securities).

      5.5 Issuance of Shares. Upon issuance against payment of the Purchase Price, the Securities will be duly authorized, validly issued, fully paid and non-assessable, and such Securities will be free from all taxes, liens, claims and Encumbrances, and will not impose personal liability upon the holder thereof.

      5.6 Use of Proceeds. The proceeds of the sales of the Securities shall be used for the purposes set forth on Schedule 2 hereto. Further, pending the application of the proceeds for such purposes the proceeds shall be held in escrow at an account under the direction of counsel to the Company in accordance with an Escrow Agreement to be executed and delivered at the first Closing.


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

                                   ARTICLE VI
                                  RISK FACTORS

THIS OFFERING INVOLVES AN EXTREMELY HIGH DEGREE OF RISK. IT IS POSSIBLE THAT EACH INVESTOR MAY LOSE HIS ENTIRE INVESTMENT IN THE COMPANY. THERE CAN BE NO ASSURANCE THAT AN ADEQUATE MARKET WILL DEVELOP IN THE SECURITIES OF THE COMPANY NECESSARY TO SELL THE SECURITIES. THE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER THAT MAY MAKE IT DIFFICULT FOR INVESTORS TO LIQUIDATE THEIR INVESTMENT IN THE COMPANY. THESE RISK FACTORS ARE NOT, AND ARE NOT MEANT TO BE, COMPLETE. INVESTORS SHOULD CAREFULLY CONSIDER ALL RISKS ASSOCIATED WITH THE INVESTMENT, AND SHOULD CAREFULLY REVIEW THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE VII
                                   DEFINITIONS

      7.1 Definitions. Unless the context otherwise requires, the terms defined in this Section 7.1 shall have the meanings specified for all purposes of this Agreement.

      Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 7.1, shall be construed in accordance with United States generally accepted accounting principles.

      "Affiliate" of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" means this Subscription Agreement.

      "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in Los Angeles, California, and Shenzhen, PR China, are authorized or required to remain closed.

      "By-Laws" shall mean the By-Laws of the Company as in effect on the Closing Date and as hereafter from time to time amended, modified, supplemented or restated.

      "Common Stock" means the shares of the Company's common stock with a par value of $0.001 per share authorized in, and designated as, "Common Stock" in the Company's Articles of Incorporation.

      "Closing(s)" has the meaning assigned to it in Section 3.1 hereof.

      "Closing Date" has the meaning assigned to it in Section 3.1 hereof.

      "Code" means the Internal Revenue Code of 1986, as amended.


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      "Encumbrances" has the meaning assigned to it in Section 5.2 hereof.

      "Indemnification Period" shall have the meaning set forth in Section 8.3.

      "Indemnified Party" shall have the meaning set forth in Section 8.3.

      "Indemnifying Party" shall have the meaning set forth in Section 8.3.

      "Investor" has the meaning set forth in the recitals.

      "Losses" shall have the meaning set forth in Section 8.3.

      "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, government (whether federal, state, country, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other entity.

      "Purchase Price" has the meaning assigned it in Section 2.1 hereof.

      "SEC" means the Securities and Exchange Commission.

      "Securities" shall have the meaning assigned to such term in Section 1.1 hereof.

      "Securities Act" or "Act" means the Securities Act of 1933, as amended.

      "U.S." means the United States of America.

      7.2 "Transaction Documents" shall mean this Agreement and all other documents as are required to be delivered by the Investor to the Company pursuant to this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      8.1 Waivers and Amendments. Upon the approval of the Company, and the written consent of each of the Investors (a) the obligations of the Company, and the rights of an Investor under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and (b) the Company may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of any supplemental agreement or modifying in any manner the rights and obligations hereunder or thereunder of the Investors and the Company; provided, however, that without each Investor's written consent, no such amendment or waiver shall affect adversely such Investor's rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Investors hereunder (other than as reflected by the different number of shares held by such Investors).


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

      The foregoing notwithstanding, no such waiver or supplemental agreement shall affect any of the rights of any holder of a security created by any subsequent amendments to the Articles of Incorporation or by the Nevada General Corporation Law without compliance with all applicable provisions of the Articles of Incorporation as may be amended and the Nevada General Corporation Law.

      Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section.

      8.2 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

            (a) If to an Investor, to the respective addresses set forth on the counterpart signature pages of this Agreement signed by such Investor:

      or    (b)   If to the Company:
                  1330 Ave. of the Americas, 21st Floor
                  New York, NY 10019  U.S.A.
                  Facsimile No.: (646) 200-6315

or at such other address as the Company or an Investor each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

      8.3 Indemnification of the Company.

            (a) Each Investor, severally as to itself and not jointly, hereby indemnifies the Company against and agrees to hold the Company harmless from any and all Losses arising out of any misrepresentation or breach of any representation, warranty or covenant by such Investor pursuant to this Agreement.

            (b) Claims Notice. In the event the Company wishes to assert a claim for indemnification hereunder, (the "Indemnified Party") it shall deliver written notice (a "Claims Notice") to the applicable Investor (the "Indemnifying Party"), specifying the facts constituting the basis for, and the amount (if known) of the claim asserted.

            (c) No Duplication; Sole Remedy.


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                  (i) Any liability for indemnification hereunder shall be
determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation or warranty.

                  (ii) The parties' respective rights to indemnification provided for in this Section 8.3 shall be the exclusive remedy for any Losses for which indemnification is provided hereunder; provided, however, that nothing contained herein shall prevent an Indemnified Party from pursuing remedies that may be available to such party under applicable law in the event of an Indemnifying Party's failure to comply with its indemnification obligations under this Section 8.3 or in the case of fraud.

      8.4 Survival of Representations, Warranties and Covenants. The representations and warranties of the parties hereto made pursuant to this Agreement shall survive the Closing until two (2) years after the Closing Date, provided that the representations and warranties contained in Sections 4.1, 4.2, 5.2, and 5.3 shall survive indefinitely.

      8.5 No Implied Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      8.6 Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and assigns of the respective Investors and the successors of the Company whether so expressed or not. None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, except that an Investor may, without the prior consent of the Company, assign its rights hereunder to any of its Affiliates. This Agreement shall not inure to the benefit of or be enforceable by any other Person.

      8.7 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

      8.8 Governing Law. This Agreement will be governed by and construed under the laws of the State of New York without regard to its conflicts of laws rules.

      8.9 Expenses. Except as otherwise specifically provided in this Agreement, the parties to this Agreement shall bear their respective costs and expenses incurred in connection with the preparation and execution of this Agreement and the transactions contemplated hereby.

      8.10 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County of New York and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding


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

and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.2 shall be deemed effective service of process on such party.

      8.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      8.12 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto has received counterparts hereof signed by all of the other parties hereto.

      8.13 Entire Agreement. This Agreement and the other Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and such Agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

      8.14 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

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

      8.15 No Further Obligation. Following the Closing, except for the payment by each Investor of the Purchase Price in accordance with the terms hereof, no Investor has any further obligation to invest in the Company under this Agreement, the other Transaction Documents, or any of the transactions contemplated hereby or thereby.

      IN WITNESS WHEREOF, the Company and the Investors hereto have caused this Subscription Agreement to be duly executed as of the day and year first above written.


Universal Travel Group:

/s/ Jiangping Jiang
------------------------------
Ms. Jiangping Jiang
Chairman of the Board/ Chief Executive Officer


Investors:


                        Total Shine Group Limited

                        By: ______________________


                        Victory High Investments Limited

                        By: _______________________


                        Think Big Trading Limited

                        By: ______________________

                                   SCHEDULE 1

--------------------------------------------------------------------------------------------------------------
          Investors                        Address             Number of Shares of Common    Purchase Price
                                                               Stock Acquired at Each
                                                               Closing
--------------------------------------------------------------------------------------------------------------
1) Total Shine Group Limited   Shennan Road, Hualian Center    1st Closing-77,778            USD $  210,000.60
                               room 301 - 309                  2nd Closing-181,482           USD $  490,001.40
                               Shenzhen, China                 3rd Closing-196,259           USD $  529,899.30
                                                                                             -----------------
                                                               455,519                       USD $1,229,901.30
--------------------------------------------------------------------------------------------------------------
2) Victory High Investments    Shennan Road, Hualian Center    1st Closing-73,333            USD $  197,999.10
Limited                        room 301 - 309                  2nd Closing- 171,111          USD $  461,999.70
                               Shenzhen, China                 3rd Closing-185,044           USD $  499,618.80
                                                                                             -----------------
                                                               429,488                       USD $1,159,617.60
--------------------------------------------------------------------------------------------------------------
3) Think Big Trading Limited   Shennan Road, Hualian Center    1st Closing-71,111            USD $  191,999.70
                               room 301 - 309                  2nd Closing- 165,926          USD $  448,000.20
                               Shenzhen, China                 3rd Closing- 179,437          USD $  484,479.90
                                                                                             -----------------
                                                               416,474                       USD $1,124,479.80
--------------------------------------------------------------------------------------------------------------
                                                               1,301,481                     $    3,513,998.70

                                   SCHEDULE 2

                                 USE OF PROCEEDS

                Use                                                   Amount
--------------------------------------------------------------------------------
Payment to Dingyi Investment Co                                    $     388,900
--------------------------------------------------------------------------------
Payment to Shenzhen Hua Yin Guaranty and Investment Limited
Liability Corporation                                              $   1.458.800
--------------------------------------------------------------------------------
Payment to Foshan Acquisition                                      $   1,666,700
--------------------------------------------------------------------------------
Total                                                              $3,513,998.70
--------------------------------------------------------------------------------